UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  June 23, 2005
                                                       -------------------------

                             WESTPOINT STEVENS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-15381                             36-3498354
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     (Commission File Number)          (IRS Employer Identification No.)

          507 West Tenth Street
          West Point, Georgia                          31833
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    (Address of Principal Executive Offices)         (Zip Code)

                                 (706) 645-4000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

           On June 23, 2005, WestPoint Stevens Inc. and certain of its subsidiaries (collectively, the "Company"), each debtors in possession under chapter 11 of title 11 of the United States Code (the " Bankruptcy Code"), entered into an asset purchase agreement (the "Asset Purchase Agreement") with WS Textile Co., Inc., a Delaware corporation ("Parent"), New Textile One, Inc., a Delaware corporation and wholly-owned direct subsidiary of Parent ("Holdco One"), New Textile Two, Inc., a Delaware corporation and wholly-owned direct subsidiary of Parent ("Holdco Two"), Textile Co., Inc., a Delaware corporation and indirect subsidiary of Parent and direct subsidiary of Holdco One and Holdco Two ("Purchaser"), for the sale to Purchaser of substantially all of the Company's assets (collectively, the "Assets") pursuant to either section 363 of the Bankruptcy Code or a confirmed Chapter 11 plan. Purchaser is indirectly owned and controlled by American Real Estate Holdings Limited Partnership ("AREH"). AREH is a subsidiary of American Real Estate Partners, L.P., which is an affiliate of Carl Icahn. Affiliates of AREH own approximately 40% of the debt under the Company's first lien credit facility and 51% of the debt under the Company's second lien credit facility referred to below.

           Under the Asset Purchase Agreement, Purchaser will provide consideration valued at approximately $703.0 million, as follows: (i) the payment of the lesser of (a) $120 million or (b) the amount necessary to pay in full all outstanding indebtedness under the Company's debtor in possession credit agreement, dated as of June 5, 2003, as amended, among the Company and certain of its subsidiaries, Bank of America, N.A., Wachovia Bank, National Association and certain other lenders (the "DIP Credit Facility"); (ii) 35% of newly issued shares of common stock of Parent (the "Parent Common Stock") will be distributed to or on behalf of the lenders under the Company's first lien credit facility (the "First Lien Lenders"); (iii) subscription rights to acquire up to an additional 47.5% of Parent Common Stock (the "Subscription Rights") for an aggregate purchase price of $125 million will be distributed to or on behalf of the First Lien Lenders and, to the extent determined by the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), the lenders under the Company's second lien credit facility (the "Second Lien Lenders"); (iv) tender or a back to back standby letter of credit or cash collateral, not to exceed in the aggregate $35 million, to the administrative agent under the DIP Credit Facility; (v) the satisfaction of certain other secured claims which are senior to the first lien debt; (vi) the assumption of other specified liabilities of the Company, as set forth in the Asset Purchase Agreement; and (vii) $3 million in respect of wind-down costs.

           In connection with the Asset Purchase Agreement, Parent entered into an equity commitment agreement (the "Equity Commitment Agreement") with Textile Holding LLC, a wholly owned subsidiary of AREH ("Textile Holding"), AREH and Aretex LLC, a wholly owned subsidiary of AREH, pursuant to which Textile Holding agreed, among other things, to purchase 5,250,000 shares of Parent Common Stock (representing 17.5% of the Parent Common Stock) for a purchase price of $187 million, such purchase to occur simultaneously with the closing of the transactions contemplated by the Asset Purchase Agreement. Also, in connection with the Asset Purchase Agreement, Parent entered into a rights offering sponsor agreement (the "Rights Offering Sponsor Agreement") with AREH, pursuant to which AREH agreed to purchase, through a direct or indirect subsidiary, at the rights offering exercise price, a number of shares of Parent Common Stock equal to the number of shares of Parent Common Stock with respect to which Subscription Rights have not been exercised by a specified date.


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
           The approval of the Company's entering into the Asset Purchase Agreement is subject to the entry of an order by the Bankruptcy Court. A hearing concerning the entry into the Asset Purchase Agreement commenced on June 24, 2005, and the Bankruptcy Court has not yet ruled on this matter. The closing of the transactions is expected to occur by August 31, 2005. The Asset Purchase Agreement provides that the closing is subject to customary and other closing conditions, including a further order by the Bankruptcy Court authorizing the sale.

           Following the completion of such sale of Assets, the Company will wind down its estate and, as a result, its unsecured creditors could receive a small distribution out of proceeds of avoidance actions and other contingent claims and all shares of its common stock would be cancelled with no distribution being made thereon.

           The preceding description of the terms of the Asset Purchase Agreement, the Equity Commitment Agreement and the Rights Offering Sponsor Agreement do not purport to be complete and are qualified in their entirety by reference to the Asset Purchase Agreement, the Equity Commitment Agreement and the Rights Offering Sponsor Agreement, copies of which have been filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)     Exhibits.

        10.1 Asset Purchase Agreement, dated June 23, 2005, by and among WS Textile Co., Inc., New Textile One, Inc., New Textile Two, Inc., Textile Co., Inc., WestPoint Stevens Inc., WestPoint Stevens Inc. I, WestPoint Stevens Stores Inc., and J.P. Stevens Enterprises, Inc.

        10.2 Equity Commitment Agreement, dated June 23, 2005, by and among WS Textile Co., Inc., Textile Holding LLC, American Real Estate Holdings Limited Partnership and Aretex LLC

        10.3 Rights Offering Sponsor Agreement, dated June 23, 2005, by and between WS Textile Co., Inc. and American Real Estate Holdings Limited Partnership




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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Christopher N. Zodrow
                                         ---------------------------------------
                                         Name: Christopher N. Zodrow, Esq.
                                         Title: Vice President and Secretary




Date: June 29, 2005





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
                                  EXHIBIT INDEX


      Exhibit No.                      Description

        10.1 Asset Purchase Agreement, dated June 23, 2005, by and among WS Textile Co., Inc., New Textile One, Inc., New Textile Two, Inc., Textile Co., Inc., WestPoint Stevens Inc., WestPoint Stevens Inc. I, WestPoint Stevens Stores Inc., and J.P. Stevens Enterprises, Inc.

        10.2 Equity Commitment Agreement, dated June 23, 2005, by and among WS Textile Co., Inc., Textile Holding LLC, American Real Estate Holdings Limited Partnership and Aretex LLC

        10.3 Rights Offering Sponsor Agreement, dated June 23, 2005, by and between WS Textile Co., Inc. and American Real Estate Holdings Limited Partnership





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